Exhibit 99.1

Trump Media & Technology Group and TAE Technologies Provide Update on Merger

SARASOTA, Fla., June 10, 2026 (GLOBE NEWSWIRE) — Trump Media & Technology Group Corp. (Nasdaq: DJT) (“TMTG”) and TAE Technologies, Inc. (“TAE”) today announced that they remain focused on completing their previously-announced merger (the “TAE Merger”) as soon as possible, with the goal of closing the transaction in the fourth quarter of 2026 or sooner.

Additionally, as previously disclosed on February 27, 2026, TMTG, TAE and Texas Ventures Acquisition III (Nasdaq: TVA) (“Texas Ventures III”) have been engaged in discussions regarding a potential spin-off of certain TMTG media assets, including Truth Social, into a new publicly traded company that could be merged with Texas Ventures III (the “Spin-Off”) following the closing of the TAE Merger. After further evaluation, the parties have determined not to continue pursuing the Spin-Off at this time.

Following the closing of the TAE Merger, the board of directors of the combined company will be responsible for evaluating potential strategic alternatives for the combined company’s legacy business units, including but not limited to TMTG’s media assets, to enhance shareholder value.

About Trump Media & Technology Group

The mission of TMTG is to end Big Tech’s assault on free speech by opening up the Internet and giving people their voices back. TMTG operates Truth Social, a social media platform established as a safe harbor for free expression amid increasingly harsh censorship by Big Tech corporations; Truth+, a TV streaming platform focusing on family-friendly live TV channels and on-demand content; and Truth.Fi, a financial services and FinTech brand incorporating America First investment vehicles.

About TAE

TAE Technologies is one of the world’s leading fusion power companies, developing the most sustainable and economically competitive solution to bring abundant clean energy to the grid and carbon-intensive industrial processes. In addition, it operates subsidiaries TAE Power Solutions, which provides technology for energy storage and power delivery systems for batteries and electric vehicles, as well as TAE Life Sciences, which develops technologies and drugs for treating cancer patients.

Investor Relations Contact

Shannon Devine (MZ Group | Managing Director - MZ North America)
Email: shannon.devine@mzgroup.us

Media Contact

press@tmtgcorp.com

Important Information About the TAE Merger and Where to Find It

In connection with the TAE Merger, TMTG intends to file with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 to register the common stock of TMTG (“TMTG Shares”) to be issued in connection with the TAE Merger. The registration statement will include a document that serves as a proxy statement and prospectus of TMTG and consent solicitation statement of TAE (the “proxy statement/prospectus and consent solicitation statement”), and TMTG will file other documents regarding the TAE Merger with the SEC. This document is not a substitute for the registration statement, the proxy statement/prospectus and consent solicitation statement, or any other document that TMTG may file with the SEC. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, THE PROXY STATEMENT/PROSPECTUS AND CONSENT SOLICITATION STATEMENT, AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT TMTG AND TAE, THE TAE MERGER, THE RISKS RELATED THERETO, AND RELATED MATTERS.

After the registration statement has been declared effective, a definitive proxy statement will be mailed to the shareholders of TMTG (the “TMTG Shareholders”) and a prospectus and consent solicitation statement will be sent to the stockholders of TAE. Investors and security holders will be able to obtain free copies of the registration statement and the proxy statement/prospectus and consent solicitation statement, as each may be amended or supplemented from time to time, and other relevant documents filed by TMTG with the SEC (if and when they become available) through the website maintained by the SEC at www.sec.gov. Copies of documents filed with the SEC by TMTG, including the proxy statement/prospectus and consent solicitation statement (when available), will be available free of charge from TMTG’s website at tmtgcorp.com under the “Investors” tab.

Participants in the Solicitation

TMTG and certain of its directors and executive officers, and TAE and certain of its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the TMTG Shareholders with respect to the TAE Merger under the rules of the SEC. Information regarding the names, affiliations and interests of certain of TMTG’s directors and executive officers in the solicitation may be found by reading TMTG’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on February 27, 2026, TMTG’s subsequent Amendment No. 1 on Form 10-K/A to TMTG’s Annual Report on Form 10-K, filed with the SEC on April 30, 2026, TMTG’s subsequent Quarterly Report on Form 10-Q filed with the SEC on May 8, 2026, TMTG’s definitive proxy statement for the 2026 annual meeting of shareholders when it becomes available, and the proxy statement/prospectus and consent solicitation statement and other relevant materials filed with the SEC in connection with the TAE Merger when they become available. Free copies of these documents may be obtained as described in the paragraphs above. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the TMTG Shareholders in connection with the TAE Merger, including a description of their direct and indirect interests, by security holdings or otherwise, will also be set forth in the proxy statement/prospectus and consent solicitation statement and other relevant materials when filed with the SEC.

Cautionary Statement About Forward-Looking Statements

This communication contains forward-looking statements. All statements, other than statements of present or historical fact included in this communication, regarding TMTG’s TAE Merger with TAE, TMTG’s ability to consummate the TAE Merger, the benefits of the TAE Merger and the combined company’s future financial performance, as well as the combined Company’s strategy, future operations, estimated financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. These statements are based on current expectations and assumptions and are subject to risks and uncertainties that could cause actual results to differ materially. Words such as “anticipate,” “believe,” “expect,” “intend,” “may,” “plan,” “project,” “should,” “will” and similar expressions are intended to identify forward-looking statements, though not all forward-looking statements contain these identifying words, and the absence of these words does not mean that a statement is not forward-looking. Such forward-looking statements include, but are not limited to, statements regarding TMTG’s and TAE’s expectations, hopes, beliefs, intentions or strategies regarding the future including, without limitation, statements regarding: the anticipated site selection criteria; development and construction timelines; plans for deployment of capital and the uses thereof; governance of the combined company; cost competitiveness of fusion-generated electricity; timing of commercialization of TAE’s fusion technology; plans for research and development programs; and future demand for power. These forward-looking statements are based largely on TMTG’s and TAE’s current expectations. These forward-looking statements involve known and unknown risks, uncertainties and other important factors that may cause TMTG’s or TAE’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, risks related to TMTG’s or TAE’s ability to demonstrate and execute on commercial viability of its technology; legal proceedings; ability to obtain financing on acceptable terms or at all; changes in digital asset valuations; disruption to TMTG’s or TAE’s operations; TMTG’s or TAE’s ability to develop and maintain key strategic relationships; competition in TMTG’s or TAE’s industry; ability to access required materials at acceptable costs; delays in the development and manufacturing of fusion power plants and related technology; ability to manage growth effectively; possibility of incurring losses in the future and not being able to achieve or maintain profitability; potential generation capacities of specific reactor designs; regulatory outlook; future market conditions; success of strategic partnerships; developments in the capital and credit markets; future financial, operational and cost performance; revenue generation; demand for nuclear energy; economic outlook and public perception of the nuclear energy industry; changes in laws or regulations; ability to obtain required regulatory approvals on a timely basis or at all; ability to protect intellectual property; adverse economic or competitive conditions; and other risks and uncertainties. In addition, TMTG and TAE caution you that the forward-looking statements contained in this communication are subject to the following factors: (i) the occurrence of any event, change or other circumstances that could delay site selection or the TAE Merger or give rise to the termination of the agreements related thereto; (ii) the outcome of any legal proceedings that may be instituted against TMTG or TAE with respect to site selection or the TAE Merger; (iii) the inability to complete the TAE Merger due to the failure to obtain approval of the shareholders of TMTG or TAE, or other conditions to closing in the merger agreement; (iv) the risk that the TAE Merger disrupts TMTG’s or TAE’s current plans and operations as a result of the announcement of the TAE Merger; (v) TMTG’s and TAE’s ability to realize the anticipated benefits of the TAE Merger, which may be affected by, among other things, competition and the ability of TMTG and TAE to grow and manage growth profitably following the TAE Merger; and (vi) costs related to the TAE Merger, site selection or construction. The forward-looking statements in this press release are based upon information available to TMTG and TAE as of the date of this press release and, while TMTG and TAE believe such information forms a reasonable basis for such statements, these statements are inherently uncertain, and you are cautioned not to unduly rely upon these statements. Except as required by applicable law, TMTG and TAE do not plan to publicly update or revise any forward-looking statements contained in this press release, whether as a result of any new information, future events or otherwise. Additional information concerning these and other factors that may impact the operations and projections discussed herein can be found in TMTG’s periodic filings with the SEC, including TMTG’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on February 27, 2026, TMTG’s subsequent Amendment No. 1 on Form 10-K/A to TMTG’s Annual Report on Form 10-K, filed with the SEC on April 30, 2026, TMTG’s Quarterly Report on Form 10-Q filed with the SEC on May 8, 2026, TMTG’s subsequent Quarterly Reports on Form 10-Q and in the Form S-4, when filed. TMTG’s SEC filings are available publicly on the SEC’s website at www.sec.gov.

No Offer or Solicitation

This communication is not intended to and does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.